SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2003

DIVIDEND CAPITAL TRUST INC.
(Exact name of small business issuer as specified in its charter)

Maryland	333-86234	82-0538520
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

518 17th Street, Suite 1700 Denver, CO 80202
(Address of principal executive offices)

(303) 228-2200
(Registrant’s telephone number)

Item 2. Acquisition or Disposition of Assets

Purchase of Chickasaw Distribution Facility.  We filed a Form 8-K dated July 22, 2003, on August 5, 2003 with regard to the acquisition of the two distribution facilities located in Memphis, Tennessee (the “Chickasaw Distribution Facilities”) without the requisite financial information. Accordingly, we are filing this Form 8-K/A to include that financial information.

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Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Real Estate Property Acquired:

Independent Auditors’ Report

Statements of Revenue and Certain Expenses - for the Six Months Ended June 30, 2003 (Unaudited) and for the Year Ended December 31, 2002

Notes to Statements of Revenue and Certain Expenses

(b) Unaudited Pro Forma Financial Information:

Pro Forma Financial Information (Unaudited)

Pro Forma Consolidated Balance Sheet as of June 30, 2003 (Unaudited)

Pro Forma Consolidated Statements of Operations for the Six Months Ended June 30, 2003 (Unaudited)

Pro Forma Consolidated Statements of Operations for the For the Year Ended December 31, 2002 (Unaudited)

Notes to Pro Forma Consolidated Financial Statements (Unaudited)

(c) Statement of Estimated Taxable Operating Results and Cash to be Made Available by Operations for the Year ended December 31, 2002 (Unaudited)

Note to Statement of Estimated Taxable Operating Results and Cash to be Made Available by Operations (Unaudited)

(d) Exhibits:

Exhibit Number	Exhibit Title

99.1	Press Release dated July 22, 2003*

* Previously filed as an exhibit to the Company’s Form 8-K filed with the Securities and Exchange Commission on August 5, 2003.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIVIDEND CAPITAL TRUST INC.

October 3, 2003

By:	/s/ James R. Mulvihill
James R. Mulvihill

Chief Financial Officer

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INDEPENDENT AUDITORS’ REPORT

The Board of Directors

Dividend Capital Trust Inc.:

We have audited the accompanying statement of revenue and certain expenses of the Chickasaw Distribution Facilities located in Memphis, Tennessee (the “Property”) for the year ended December 31, 2002.  This financial statement is the responsibility of the Property’s management.  Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K/A of Dividend Capital Trust Inc., as described in Note 2.  The presentation is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of the Chickasaw Distribution Facilities for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Denver, Colorado
August 15, 2003

Chickasaw Distribution Facilities

Statements of Revenue and Certain Expenses

	For the Six Months Ended June 30, 2003	For the Year Ended December 31, 2002
	(Unaudited)
REVENUE:
Rental revenue	$588,729	$629,530
Other revenue	203,143	91,381

Total revenue	791,872	720,911

CERTAIN EXPENSES:
Repairs and maintenance	7,917	19,187
Utilities	11,044	25,621
Property taxes	136,615	143,711
Management fees	23,937	18,624
Operating services	38,482	55,035

Total expenses	217,995	262,178

EXCESS REVENUE OVER CERTAIN EXPENSES	$573,877	$458,733

The accompanying notes are an integral part of these financial statements.

Chickasaw Distribution Facilities

Notes to Statements of Revenue and Certain Expenses

as of December 31, 2002

Note 1 – Business

The accompanying statements of revenue and certain expenses reflect the operations of the Chickasaw Distribution Facilities (the “Property”).  The Property contains two one-story, distribution facilities with approximately 392,000 rentable square feet and is located on approximately 21 acres of land.  The construction of the two distribution facilities was completed in 2000 and they were in the lease-up phase through 2002.  As of December 31, 2002, the Property had an occupancy rate of 94.2%.

The Property was acquired by Dividend Capital Trust Inc. and subsidiary (the “Company”) from an unrelated party on July 22, 2003 for $14,280,000, which was paid with the proceeds from the Company’s public offering under the registration statement, as amended, filed on April 15, 2002.  In addition, The Company incurred approximately $564,000 in related acquisition costs (including an acquisition fee of $428,000 payable to our Advisor, Dividend Capital Advisors LLC), which were capitalized as a cost of acquiring the property.

Note 2 – Basis of Presentation

The accompanying Statement of Revenue and Certain Expenses has been prepared for the purposes of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Current Report on Form 8-K of Dividend Capital Trust Inc. and is not intended to be a complete presentation of the Property’s revenues and expenses.

The accounting records of the Property are maintained on the accrual basis.  The accompanying statement of revenue and certain expenses was prepared pursuant to the rules and regulations of the Securities and Exchange Commission, and exclude certain expenses such as mortgage interest, depreciation and amortization, professional fees and other costs not directly related to future operations of the Property.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Interim Information (unaudited)

In the opinion of management, the unaudited information as of June 30, 2003 included herein contains all the adjustments necessary, which are of a normal recurring nature, to present fairly the revenue and certain expenses for the six months ended June 30, 2003.  Results of interim periods are not necessarily indicative of results to be expected for the year.  Management is not aware of any material factors that would cause the information included herein to not be indicative of future operating results.

NOTE 3 - OPERATING LEASES

Future minimum rental payments due under these leases, excluding tenant reimbursements of operating expenses, as of December 31, 2002, are as follows:

Year Ending December 31:
2003	$1,236,785
2004	1,270,628
2005	1,270,628
2006	1,121,876
2007	884,584
Thereafter	21,537
Total	$5,806,038

Tenant reimbursements of operating expenses are included in other revenue on the accompanying statement of revenue and certain expenses.

The following table exhibits those tenants who accounted for greater than 10% of the revenues for the year ended December 31, 2002, and the corresponding percentage of the future minimum revenues above:

Tenant	Percentage of 2002 Revenues	Percentage of Future Revenues
A	44.00%	12.80%
B	20.70%	0.00%
C	13.60%	25.40%
D	13.30%	22.60%
Total	91.60%	60.80%

Dividend Capital Trust Inc. and Subsidiary

Pro Forma Financial Information

 (Unaudited)

The accompanying unaudited pro forma consolidated balance sheet presents the historical financial information of the Company as of June 30, 2003 as adjusted for the acquisition of Chickasaw, as if the transaction had occurred on June 30, 2003.

The accompanying unaudited pro forma consolidated statements of operations for the six months ended June 30, 2003 and the year ended December 31, 2002 combine the historical operations of the Company with the historical operations of Chickasaw and the Nashville facilities as if the transactions had occurred on January 1, 2002.

The unaudited pro forma consolidated financial statements have been prepared by the Company’s management based upon the historical financial statements of the Company, Chickasaw and the Nashville facility.  These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future.  The pro forma financial statements should be read in conjunction with the historical financial statements included in the Company’s previous filings with the Securities and Exchange Commission.

Dividend Capital Trust Inc. and Subsidiary

Pro Forma Consolidated Balance Sheet

As of June 30, 2003

(Unaudited)

	Company Historical	Chickasaw		Other Pro Forma Adjustments		Consolidated Pro Forma
ASSETS
Real estate	$21,630,000	$13,246,257	(b)	$—		$34,876,257
Intangible lease and acquisition costs	2,853,672	1,731,543	(b)	—		4,585,215
Less accumulated depreciation and amortization	(68,604)	—		—		(68,604)
Net Investment in Real Estate	24,415,068	14,977,800		—		39,392,868

Cash and cash equivalents	11,959,862	(14,526,761	)(a)	3,566,899	(e)	1,000,000
Other assets, net	765,458	28,580	(c)	—		794,038
Total Assets	$37,140,388	$479,619		$3,566,899		$41,186,906

LIABILITIES & SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage payable	$11,350,000	$—		$—		$11,350,000
Intangible lease liability, net	—	133,689	(b)	—		133,689
Accounts payable and accrued expenses	275,264	345,930	(d)	—		621,194
Dividend payable	283,637	—		—		283,637
Other liabilities	247,818	—		—		247,818
Total Liabilities	12,156,719	479,619		—		12,636,338

Minority Interest	1,000	—		—		1,000

Shareholders’ Equity (Deficit):
Preferred shares, 50,000,000 shares authorized, none outstanding	—	—		—		—
Shares-in-trust, 100,000,000 shares authorized, none outstanding	—	—		—		—
Common shares, $0.01 par value, 350,000,000 shares authorized, 2,893,847 and 200 shares issued and outstanding as of June 30, 2003 and December 31, 2002, respectively	28,938	—		4,076	(e)	33,014
Additional paid-in capital	25,293,152	—		3,562,823	(e)	28,855,975
Distributions in excess of earnings	(339,421)	—		—		(339,421)
Total Shareholders’ Equity (Deficit)	24,982,669	—		3,566,899		28,549,568
Total Liabilities and Shareholders’ Equity (Deficit)	$37,140,388	$479,619		$3,566,899		$41,186,906

Dividend Capital Trust Inc. and Subsidiary

Pro Forma Consolidated Statement of Operations

For the Six Months Ended June 30, 2003

(Unaudited)

	Company Historical	Nashville, TN Facility		Chickasaw*	Other Pro Forma Adjustments		Consolidated

REVENUE:
Rental revenue	$117,596	$902,677	(1)	$588,729	$10,159	(4)	$1,619,161
Other income	39,920	—		203,143	—		243,063
Total Income	157,516	902,677		791,872	10,159		1,862,224

EXPENSES:
Operating expenses	—	—		217,995	—		217,995
Depreciation & amortization	68,604	343,017	(2)	—	362,726	(2)	774,347
Interest expense	26,278	173,073	(3)	—	—		199,351
General and administrative expenses	105,706	—		—	—		105,706
Total Operating Expenses	200,588	516,090		217,995	362,726		1,297,399

NET INCOME (LOSS)	$(43,072)	$386,587		$573,877	$(352,567)		$564,825

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic and Diluted	1,041,931				2,259,562	(5)	3,301,493

NET INCOME (LOSS) PER COMMON SHARE
Basic and Diluted	$(0.04)						$0.17

*  Amounts per the Statement of Revenue and Certain Expenses prepared in accordance with Rule 3.14 of Regulation S-X.

Pro Forma Consolidated Statement of Operations

For the Twelve Months Ended December 31, 2002

(Unaudited)

	Company Historical	Nashville, TN Facility		Chickasaw*	Other Pro Forma Adjustments		Consolidated

REVENUE:
Rental revenue	$—	$2,040,546	(1)	$629,530	$20,319	(4)	$2,690,395
Other income	155	—		91,381	—		91,536
Total Income	155	2,040,546		720,911	20,319		2,781,931

EXPENSES:
Operating expenses	—	—		262,178	—		262,178
Depreciation & amortization	—	823,241	(2)	—	725,453	(2)	1,548,694
Interest expense	—	398,702	(3)	—	—		398,702

General and administrative expenses	212,867	—		—	—		212,867
Total Operating Expenses	212,867	1,221,943		262,178	725,453		2,422,441

Net income (loss) before minority interest	(212,712)	818,603		458,733	(705,134)		359,490

Minority Interest	200,000	—		—	—		200,000

NET INCOME (LOSS)	$(12,712)	$818,603		$458,733	$(705,134)		$559,490

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic and Diluted	200				3,301,293	(5)	3,301,493

NET INCOME (LOSS) PER COMMON SHARE
Basic and Diluted	$(64)						$0.17

*  Amounts per the Statement of Revenue and Certain Expenses prepared in accordance with Rule 3.14 of Regulation S-X.

Notes to Pro Forma Consolidated Financial Statements

(Unaudited)

Pro Forma Consolidated Balance Sheet as of June 30, 2003:

(a)          Cash paid for the Chickasaw distribution facilities consists of the following:

Purchase Price

$

14,280,000

Closing Costs

64,290

Acquisition fee paid to affiliate

428,400

Amount due from Title Company

50,000

Less:

Credit for Tenant Security Deposits

(105,886

)

Credit for Real Estate Taxes

(144,498

)

Credit for other prorations

(45,545

)

Cash paid at closing

$

14,526,761

(b)         The purchase price of the Chickasaw facilities was allocated to tangible and intangible assets in accordance with SFAS No. 141, “Business Combinations.”

(c)          This amount represents $50,000 due from the Title Company for over funding the closing of this acquisition, which is offset by $21,420 which was reclassed from deferred acquisition costs to investment in real estate.  Deferred acquisition costs are costs incurred prior to the closing of the acquisition such as due diligence costs and travel costs.

(d)         This amount consists of tenant deposits, accrued real estate taxes and management’s estimate on remaining acquisition costs.

(e)          A certain amount of capital was raised through the Company’s public offering after June 30, 2003 which was used to fund the Chickasaw acquisition on July 22, 2003.  As such, management estimated the minimum number of shares that were sold subsequent to June 30, 2003 in order to facilitate adequate funding of the Chickasaw acquisition as well as maintain an adequate cash balance for certain debt covenant purposes.

Pro Forma Consolidated Statements of Operations for the Six Months Ended June 30, 2003 and for the Twelve Months Ended December 31, 2002:

(1)  This amount of rental revenue reflects the monthly straight-line rental rate of the in-place leases as of June 30, 2003 pro-rated for Pro Forma periods presented.

(2)  Depreciation and amortization expense for the Pro Forma periods presented is based on the allocation of the purchase price between tangible and intangible assets.  The Company depreciates these assets on a straight-line basis over the estimated useful life of the assets.  The following table represents the allocation of the total cost of the two properties presented:

	Amortization Period	Nashville	Chickasaw

Land	N/A	$2,545,000	$1,140,561
Buildings	40 Years	17,583,951	10,309,011
Land Improvements	20 Years	1,036,599	955,350
Tenant Improvements	Term of the Lease	464,450	841,334
Intangible Lease and Acquisition Costs	Average Life of Lease	2,853,672	1,597,856

Total Cost		$24,483,672	$14,844,112

(3)  Interest expense for the Pro Forma periods presented was calculated given the terms of our current senior secured note as follows:

		Pro Forma Amounts
Senior Secured Loan	Interest Rate	For the Six Month Period	For the Twelve Month Period
$11,350,000	Annual interest rate equal to adjusted LIBOR plus 2.25% or (at the election of Dividend Capital) 1.0% over the Prime rate. As of June 30, 2003, the interest rate was 3.513%.	$173,073	$398,702

(4)  In accordance with SFAS No. 141, these amounts represent the amortization amounts of the above and below market values of the in-place leases.  The intangible lease assets and liabilities are amortized over the life of the lease to rental income.

(5)  A certain amount of capital was raised through the Company’s public offering after December 31, 2002 which was used to fund the acquisitions on July 22, 2003. As such, management reflected a certain number of shares that were sold subsequent to June 30, 2003 in order to facilitate the funding of the Chickasaw acquisition as well as maintain an adequate cash balance for certain debt covenant purposes.  For purposes of calculating the pro forma weighted average number of common shares outstanding, this number in addition to the number of shares outstanding as of June 30, 2003 were considered to be outstanding as of January 1, 2002.  The following table summarizes these pro forma adjustments:

	Six Months Ended June 30, 2003	Twelve Months Ended December 31, 2002
Shares sold subsequent to June 30, 2003	407,646	407,646
Shares outstanding as of June 30, 2003	2,893,847	2,893,847
Less weighted average share reported	(1,041,931)	(200)
Pro Forma Adjustments	2,259,562	3,301,293

Statement of Estimated Taxable Operating Results and Cash

to be Made Available by Operations

For the Year Ended December 31, 2002

(Unaudited)

The following represents an estimate of the taxable operating results and cash to be made available by operations expected to be generated by the Company (including the operations of the Property) based upon the pro forma consolidated statement of operations for the year ended December 31, 2002.  These estimated results do not purport to represent results of operations for these properties in the future and were prepared on the basis described in the accompanying note, which should be read in conjunction herewith.

Revenue	$2,523,133

Expenses
Operating expenses	262,178
Depreciation and amortization expense	1,038,789
Interest expense	398,702
General and administrative expenses	212,867

Total expenses	1,912,536

Estimated Taxable Operating Income	$610,597

Add Depreciation and amortization expense	1,038,789

Estimated Cash to be Made Available by Operations	$1,649,386

Note to Statement of Estimated Taxable Operating Results

And Cash to be Made Available by Operations

(Unaudited)

Note 1 – Basis of Presentation

Depreciation has been estimated based upon an allocation of the purchase price of the Properties to land, building, land improvements and building improvements and assuming (for tax purposes) a 40-year, 20-year and 10-year useful life, respectively, for the depreciable assets applied on a straight-line method.

No income taxes have been provided because the Company is organized and operates in such a manner so as to qualify as a Real Estate Investment Trust (“REIT”) under the provisions of the Internal Revenue Code (the “Code”).  Accordingly, the Company generally will not pay Federal income taxes provided that distributions to its stockholders equal at least the amount of its REIT taxable income as defined under the Code.